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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               _________________


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): February 21, 2003



                             DOANE PET CARE COMPANY
             (Exact name of registrant as specified in its charter)



        Delaware                       0-27818                   43-1350515
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)



           210 Westwood Place South, Suite 400
                  Brentwood, Tennessee                            37027
        (Address of principal executive offices)                (Zip code)




       Registrant's telephone number, including area code: (615) 373-7774



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Item 9. Regulation FD Disclosure.

     In accordance with General Instruction B.2 of Form 8-K, the information in this 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities and Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

     The registrant issued a press release dated February 21, 2003 announcing the pricing of its previously announced senior note offering,which is attached to this Form 8-K as Exhibit 99.1 and which shall be deemed included in this Item 9 for all purposes.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DOANE PET CARE COMPANY


Date: February 21, 2003                    By: /s/ Philip Woodlief
                                               -------------------------------
                                               Philip Woodlief
                                               Vice President, Finance and
                                               Chief Financial Officer

                                           By: /s/ Steve Havala
                                               -------------------------------
                                               Steve Havala
                                               Corporate Controller and
                                               Principal Accounting Officer





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                                 EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------

   99.1 Doane Pet Care Company press release dated February 21, 2003 entitled "Doane Pet Care Prices its Previously Announced Senior Note Offering."